Income taxes	6 Months Ended
Jun. 30, 2023
Income Tax Disclosure [Abstract]
Income taxes	Income taxes Our effective tax rate was 14.1% and 14.0% for the three and six months ended June 30, 2023, respectively and 14.0% and 11.9% for the three and six months ended June 30, 2022, respectively. During the six months ended June 30, 2022, we recorded $341 million of income tax benefit due to the recognition of net charges related to the Ukraine Conflict. See Note 18—Net charges related to Ukraine Conflict. The effective tax rate is impacted by the source and amount of earnings among our various tax jurisdictions, permanent tax differences relative to pre-tax income or loss, and certain other discrete items. Our effective tax rate in any period can be impacted by revisions to the estimated full year rate.